EXHIBIT 10.(ii)(a)

Exhibit 10.(ii)(a) Amendment Between ADM AGRI-INDUSTRIES, LTD. and Riverside
                     Grain Products, Inc. Dated May 22, 1998


                                  ADDENDUM

     THIS ADDENDUM is made this 22 day of May, 1998, by and among ADM Agri-Industries, Ltd., a corporation incorporated under the laws of Ontario ("Vendor"), Riverside Grain Products, Inc., a corporation incorporated under the laws of Ontario ("Purchaser"), and Southern Ventures, Inc., a corporation incorporated under the laws of Alberta ("SVI).

                                  WITNESSETH:

     WHEREAS, the parties entered into that certain agreement made as of November 11, 1997 relative to Vendor's starch and gluten manufacturing facility and adjacent Saskatchewan Wheat Pool #8 facility located in Thunder Bay, Ontario (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement.

     NOW, THEREFORE, in consideration of the remises, the mutual covenants as set forth in this Addendum, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Capitalized terms not otherwise defined in this Addendum shall have the meaning described to them in the Agreement.

      2. Section 2,3 of the Agreement is hereby deleted in the entirety and replaced with the following provision:

             The amounts referred to in Section 2.2 shall be paid in installments by wire transfer of funds on the dates and in the amounts set out in Schedule "F" to Vendor's account at the Bank of Montreal in Toronto, Ontario, account number ###-###-### or such other accounts as Vendor may from time to time designate in writing. Notwithstanding the foregoing, SVI represents that it is using its best efforts to obtain refinancing, including the relating to Purchaser, and if the such refinancing is obtained, Purchaser shall pay Vendor the balance of the purchase price, plus accrued interest, within thirty (30) days of finalizing such refinancing.

     3. Exhibit "F" to the Agreement is hereby deleted in its entirety and replaced with Schedule "F" as attached to this Addendum.

     4.     The following provision shall be added as Section 9.8 of the
Agreement:

            Vendor's Repairs. Within a reasonable time following receipt of notice from Purchaser that operations at the Facilities have been commenced and Purchaser desires the repairs be made, Vendor, at its expense, shall make the following repairs and/or replacements:

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            (i)    dextrinizer repair;
            (ii)   replace fire escape stairs (and other security measures);
            (iii)  replace P&S dryer steam coils;
            (iv)   replace emergency lighting system; and
            (v)    repair P5000

Purchaser and SVI acknowledge that, subject to making the above-stated repairs and/or replacements, Vendor's representations and warranties as set forth in the Agreement shall be deemed true and correct in all material respects and shall expire effective as of the date of this Addendum.

     5. In the event of a conflict between the terms of this Addendum and the terms of the Agreement, the terms of this Addendum shall control.

     6. Except as modified by this Addendum, the terms of the Agreement remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Addendum, this 22 day of May, 1998.

                                          ADM AGRI-INDUSTRIES, LTD.

                                          BY: David Smith
                                               ITS:

                                          RIVERSIDE GRAIN PRODUCTS, INC.

                                          BY: Dennis Saunders
                                               ITS: President

                                          SOUTHERN VENTURES, INC.

                                          BY: Bobby H. Harvey
                                               ITS: CEO

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                                    SCHEDULE F

                       DATES AND AMOUNTS OF INSTALLMENT PAYMENTS
                  ATTACHED TO AND FORMING PART OF THE AGREEMENT AMONG
            ADM AGRI-INDUSTRIES, LTD., RIVERSIDE GRAIN PRODUCTS, INC. AND
                    SOUTHERN VENTURES, INC. DATED NOVEMBER 11, 1997

                      November 19, 1997              $47,206
                      December 19, 1997              $56,648
                      December 1, 1998               $62,942*
                      January 1, 1999                $562,942*
                      February 1, 1999               $62,942*
                      March 1, 1999                  $62,942*
                      April 1, 1999                  $62,942*
                      May 1, 1999                    $62,942*
                      June 1, 1999                   $62,942*
                      July 1, 1999                   $62,942*
                      August 1, 1999                 $62,942*
                      September 1, 1999              $62,942*
                      October 1, 1999                $62,942*
                      November 1, 1999               $65,460*
                      December 1, 1999               $65,460*
                      January 1, 2000                $65,460*
                      February 1, 2000               $565,460*
                      March 1, 2000                  $65,460*
                      April 1, 2000                  $65,460*
                      May 1, 2000                    $65,460*
                      June 1, 2000                   $62,942*
                      July 1, 2000                   $62,942*
                      August 1, 2000                 $62,942*
                      September 1, 2000              $62,942*
                      October 1, 2000                $546,666*

All amounts expressed in U.S. Dollars

*Plus interest at the "prime rate" as from time to time reflected in the Wall Street Journal calculated from November 19, 1998.

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